UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT COMPANY

Investment Company Act file number:	811-1776

Name of Registrant:	Vanguard Wellesley Income Fund

Address of Registrant:	P.O. Box 2600 Valley Forge, PA 19482

Name and address of agent for service:	Heidi Stam, Esquire P.O. Box 876 Valley Forge, PA 19482

Registrant’s telephone number, including area code: (610) 669-1000

Date of fiscal year end:	September 30

Date of reporting period:	October 1, 2006 - March 31, 2007

Item 1:	Reports to Shareholders

Vanguard® Wellesley® Income Fund

> Semiannual Report

March 31, 2007

>  Vanguard Wellesley Income Fund returned 5.6% for the half-year ended March 31, 2007.

>  The fund’s gain came mostly from the stock portion of its portfolio, with strong returns within the utilities and telecommunication services sectors.

>  The fund’s bond portfolio, which accounted for about 60% of the fund’s holdings, produced modest gains.

Contents

Your Fund’s Total Returns	1
Chairman’s Letter	2
Advisor’s Report	6
Fund Profile	9
Performance Summary	11
Financial Statements	12
About Your Fund’s Expenses	29
Trustees Approve Advisory Agreement	31
Glossary	32

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the cover of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.

Your Fund’s Total Returns

Six Months Ended March 31, 2007
Total
Returns
Vanguard Wellesley Income Fund
Investor Shares	5.6%
Admiral™ Shares[1]	5.6
Wellesley Composite Index[2]	5.7
Average Mixed-Asset Target Conservative Fund[3]	4.6

Your Fund’s Performance at a Glance
September 30, 2006–March 31, 2007
			Distributions Per Share
	Starting	Ending	Income	Capital
	Share Price	Share Price	Dividends	Gains
Vanguard Wellesley Income Fund
Investor Shares	$21.95	$22.02	$0.466	$0.672
Admiral Shares	53.18	53.36	1.155	1.628

1  A lower-cost class of shares available to many longtime shareholders and to those with significant investments in the fund.

2  Made up of unmanaged benchmarks weighted 65% in bonds and 35% in stocks. For bonds: Lehman Credit A or Better Index. For stocks: the S&P 500/Citigroup Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Integrated Telecommunication Services Index (4.5%).

3  Derived from data provided by Lipper Inc.

Chairman’s Letter

Dear Shareholder,

During the six months ended March 31, 2007, the Investor Shares and Admiral Shares of Wellesley Income Fund returned 5.6%. While the fund’s high-quality corporate bonds provided modest gains for the period, the fund’s performance was buoyed by strong returns among its blue chip stocks.

The fund’s return was in line with the performance of its benchmark, the Wellesley Composite Index, which is weighted to reflect your fund’s typical asset allocation of 65% high-quality bonds and 35% value stocks. The fund’s return outpaced the average return for mixed-asset conservative funds by 1 percentage point. The fund’s Investor Shares yielded 4.3% and the Admiral Shares yielded 4.4% as of March 31.

Six-month stock market return reflected disparate market moods

The broad U.S. stock market stitched together a solid six-month return from patches of strength and weakness. Stock prices rallied at the start of the period, pulled back in February—in part, a reaction to the Chinese market’s swoon—then recovered in March, buoyed by generally benign economic and corporate-profit reports.

Small-capitalization stocks outpaced large-caps, and international stocks outperformed their U.S. counterparts—patterns that have been in place for much of the past few years.

As the Fed sat tight, bonds produced coupon-like returns

The Federal Reserve Board remained offstage during the six months, keeping its target for the federal funds rate at 5.25% throughout the period. Despite some interim back-and-forth, longer-term bond yields finished the period pretty much where they started. With rates—and prices—more or less stable, bonds’ returns were consistent with their coupons.

The broad taxable bond market returned 2.8% for the six-month period. The municipal securities market posted a return of 1.9%. Money market instruments, one of the fixed income market’s bright spots in recent months, returned 2.5% for the half-year, as measured by the Citigroup 3-Month Treasury Bill Index.

Your fund’s stock holdings posted healthy gains

At roughly 61% of assets on average during the period, the bond portion of Wellesley Income Fund’s portfolio is much larger than the fund’s 39% weighting in equities, but it was stocks that drove the fund’s half-year performance. The fund’s stock holdings gained 10.4%, while the bond portfolio returned a modest 2.7%.

During the period, Wellington Management Company, LLP, your fund’s advisor, maintained its conservative, income-oriented mandate within the fund’s bond portfolio, investing primarily in high-grade, intermediate-term securities with low credit risk. While modest, the return of Wellington’s bond portfolio was in line with that of its benchmark, the Lehman Credit A or Better Index.

Market Barometer
			Total Returns
		Periods Ended March 31, 2007
	Six Months	One Year	Five Years[1]
Stocks
Russell 1000 Index (Large-caps)	8.2%	11.8%	6.9%
Russell 2000 Index (Small-caps)	11.0	5.9	10.9
Dow Jones Wilshire 5000 Index (Entire market)	8.9	11.4	7.8
MSCI All Country World Index ex USA (International)	15.5	20.3	17.4

Bonds
Lehman Aggregate Bond Index (Broad taxable market)	2.8%	6.6%	5.4%
Lehman Municipal Bond Index	1.9	5.4	5.5
Citigroup 3-Month Treasury Bill Index	2.5	5.0	2.5

CPI
Consumer Price Index	1.2%	2.8%	2.8%

1  Annualized.

The stock portion of the fund’s holdings provided a strong lift during the period, as Wellington Management continued to invest in the stocks of high-quality companies with above-average dividend yields. Compared with its benchmark index, the fund was overweighted in the utilities and telecommunication services sectors, and these sectors contributed notably to the fund’s performance. Top-ten holdings such as AT&T and FPL Group, the Florida-based electric power utility, made significant contributions.

In the financials sector, which on average represented about 30% of the fund’s equity holdings for the period, returns were modest. Bank of America, one of the fund’s largest holdings, had a subpar six months. On the other hand, with higher prices for energy, the fund’s major holdings in Chevron and ExxonMobil produced healthy gains.

Seasoned investors recognize the benefits of a balanced strategy

At Vanguard, we always encourage shareholders to evaluate their investments from a long-term perspective, and to build a diversified portfolio that reflects their personal appetite for risk, their time horizon, and their investment goals. Over time, a balanced, well-diversified portfolio can help put you in position to reap the rewards of the best-performing assets while muting the risks of the worst-performing ones.

Annualized Expense Ratios[1]
Your fund compared with its peer group
			Average
			Mixed-Asset
			Target
	Investor	Admiral	Conservative
	Shares	Shares	Fund
Wellesley Income Fund	0.25%	0.15%	1.07%

1  Fund expense ratios reflect the six months ended March 31, 2007. Peer-group expense ratio is derived from data provided by Lipper Inc. and captures information through year-end 2006.

Portfolios that are diversified across asset classes—including money market, bond, and stock mutual funds—provide a balanced plan that can help you succeed in reaching your financial goals.

With its conservative allocation to dividend-paying stocks and high-quality bonds, Wellesley Income Fund can play an important role in your portfolio.

Thank you for investing with Vanguard.

Sincerely,

John J. Brennan

Chairman and Chief Executive Officer

April 12, 2007

Advisor’s Report

The Wellesley Income Fund slightly underperformed its composite benchmark for the six months ended March 31, 2007. The fund returned 5.6% versus 5.7% for the benchmark.

The fund’s stock holdings returned 10.4% for the six months, while the stock portion of the benchmark returned 11.5%. The benchmark’s stock portion is weighted 75% in the S&P 500/Citigroup Value Index, 12.5% in the S&P Utilities Index, and 12.5% in the S&P Integrated Telecommunication Services Index.

Wellesley’s fixed income holdings returned 2.7% for the six-month period and matched the return of its benchmark, the Lehman Credit A or Better Index, an intermediate-maturity index of high-quality corporate bonds.

Investment environment

While global economic growth appears to be on track, there has clearly been a deceleration in the United States. We continue to anticipate U.S. GDP growth of 2% to 3%, global growth above 3%, and global profit growth in the single digits. The overall inflation picture is mixed. The recovery in oil prices and increases in grain prices have raised the threat of inflation and put pressure on interest rates. Given the current economic environment, we think the Federal Reserve Board has appropriately voiced a greater concern about inflation than growth, but we expect inflation to stay contained.

The biggest negative in the economy is housing, which was overbuilt and clearly is correcting. We believe the current housing weakness is a result more of poor underwriting standards than of broader economic weakness. The correction makes it very likely that financial services companies will become more judicious and tighten their lending standards. Lenders that relied on wholesale funding sources and subprime borrowers are the most exposed. This should have minimal impact in the short term and could be a positive development over the long term as systematic risk in the mortgage market declines and pressure on the Federal Reserve eases.

We consider physical statistics such as freight volumes and airline-passenger numbers to be more useful gauges of the overall health of the economy, and so far these measures point toward steady but slowing growth. Recently, the market has punished caution and rewarded risk, but we may be entering a period in which risk is more efficiently priced.

In the fixed income markets, the Federal Reserve has not changed short-term rates since last summer and seems as likely to raise rates in the future as to lower them. The yields of short- and long-term interest rates continue to be similar. Inflation expectations remain muted, helping to prevent increases in long-term interest rates, which are marginally higher than they were six months ago.

The problems in the subprime mortgage market have not spilled over to the large and liquid mortgage-backed securities market or to the corporate bond market. The spread between yields of mortgages and corporate bonds and those of U.S. Treasuries has narrowed in the last six months. The lowest-rated category within the investment-grade corporate market outperformed the higher-rated categories. This apparent risk complacency on the part of bond investors has been manifested during several bouts of stock market volatility and shareholder-friendly activity, such as leveraged buyouts and share repurchases. The fixed income markets are behaving smoothly despite continued news reports about stock market declines and rising home defaults.

The fund’s successes

In Wellesley’s stock portfolio, an underweighted position in information technology and an overweighted position in materials helped performance compared with the stock benchmark. Within materials, Dow Chemical earned strong returns amid takeover rumors, and DuPont’s stock did well because of strength in its agricultural business.

The fund also benefited from favorable stock selection in the utilities and telecommunication services sectors. In the utilities sector, FPL was a strong performer following its failed takeover of Constellation Energy.

For the bond portfolio, favorable security selection within investment-grade corporate bonds contributed to performance. Interest-rate positioning was neither a positive nor a negative contributor to performance over the last six months.

The fund’s shortfalls

The financials sector was the largest detractor from performance in the fund’s stock portion primarily because of unfavorable stock selection. Bank of America performed poorly because of acquisition fears, and UBS lagged owing to concerns over weaker capital markets and slowing inflows into their asset management operations. Poor stock selection in the industrials sector also detracted from performance. General Electric’s stock lagged over concerns about earnings quality, and Waste Management’s stock underperformed because of weaker-than-expected volume trends.

In the bond portion of the fund, our underweighted position in the investment-grade corporate credit sector detracted from performance.

The fund’s positioning

The fund has an overweighted position in consumer staples, resulting from bottom-up stock selection, and in energy, as a result of attractive valuations and high dividend yields. The fund has minimal exposure to the information technology sector because of the lack of attractively priced stocks that pay dividends.

As for the bond portfolio, we expect economic activity to trend lower but for inflation to remain a concern. While we do not anticipate stagflation, the market’s concern about future inflation will prevent interest rates from falling. With the Federal Reserve most likely to hold rates steady through year-end, we do not believe the portfolio would benefit by extending its duration at this point, and we expect to maintain a modest intermediate-duration posture.

As mentioned earlier, the corporate credit markets are becoming riskier; as a result, we have continued to position the portfolio more conservatively. We are emphasizing higher-quality securities that carry less credit risk, as can be seen in our recent purchases of traditional mortgage-backed securities. We purchase only investment-grade, U.S. dollar-denominated bonds with an emphasis on stable-to-improving credit fundamentals.

The dominant theme that guides the fund’s investment strategy is our commitment to provide shareholders with an attractive level of income by investing in high quality securities. In general, the fund’s performance is quite sensitive to the direction of interest rates because of its sizable weighting in bonds and meaningful weighting in high-yielding, interest-rate-sensitive stocks.

Portfolio changes

Our stock purchases over the past six months exhibit no overall theme, but rather reflect stock-specific fundamentals. Among our largest purchases were GlaxoSmithKline, American Electric Power, and Diageo. We eliminated our positions in Weyerhaeuser and Taiwan Semiconductor because they reached our price targets. We also eliminated AstraZeneca as it approached its price target amid concerns about eroding new pipeline projects, and Comerica because of deteriorating fundamentals.

Earl E. McEvoy, Senior Vice President

John R. Ryan, Senior Vice President

Wellington Management Company, LLP

April 16, 2007

Fund Profile

As of March 31, 2007

Total Fund Characteristics

Fund
Yield
Investor Shares	4.3%
Admiral Shares	4.4%
Turnover Rate	18%[1]
Expense Ratio
Investor Shares	0.25%[1]
Admiral Shares	0.15%[1]
Short-Term Reserves	0%

Sector Diversification (% of equity portfolio)
		Comparative	Broad
	Fund	Index[2]	Index[3]
Consumer Discretionary	0%	10%	12%
Consumer Staples	10	5	9
Energy	11	6	9
Financials	29	33	22
Health Care	6	7	11
Industrials	8	12	11
Information Technology	0	10	15
Materials	10	4	4
Telecommunication
Services	11	7	3
Utilities	15	6	4

Total Fund Volatility Measures[4]
	Fund Versus	Fund Versus
	Composite Index[5]	Broad Index[3]
R-Squared	0.88	0.21
Beta	0.88	0.20

Ten Largest Stocks[6] (% of equity portfolio)

AT&T Inc.	integrated
	telecommunication
	services	7.7%
FPL Group, Inc.	electric utilities	5.6
Bank of America Corp.	diversified financial
	services	5.2
General Electric Co.	industrial
	conglomerates	4.6
Citigroup, Inc.	diversified financial
	services	4.5
Chevron Corp.	integrated oil
	and gas	4.2
Altria Group, Inc.	tobacco	3.5
ExxonMobil Corp.	integrated oil
	and gas	3.4
U.S. Bancorp	diversified banks	3.0
Verizon	integrated
Communications Inc.	telecommunication
	services	3.0
Top Ten		44.7%
Top Ten as % of Total Net Assets		17.3%

Fund Asset Allocation

1  Annualized.

2  S&P/500 Citigroup Value Index.

3  Dow Jones Wilshire 5000 Index.

4  For an explanation of R-squared, beta, and other terms used here, see the Glossary on pages 32 and 33.

5  Wellesley Composite Index, weighted 65% in bonds and 35% in stocks. For the period covered by the volatility measures, the bond component is the Lehman Credit A or Better Index. The stock component included the S&P 500/Barra Value Index (26% of the overall benchmark), the S&P Utilities Index (4.5%), and the S&P Integrated Telecommunication Services Index (4.5%) until July 1, 2006, when the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index.

6  “Ten Largest Stocks” excludes any temporary cash investments and equity index products.

Equity Characteristics
		Comparative	Broad
	Fund	Index[1]	Index[2]
Number of Stocks	50	349	4,948
Median Market Cap	$67.3B	$45.9B	$30.6B
Price/Earnings Ratio	14.5x	15.5x	17.6x
Price/Book Ratio	2.6x	2.3x	2.8x
Dividend Yield	3.2%	2.4%	1.7%
Return on Equity	20.6%	15.7%	16.9%
Earnings Growth Rate	16.7%	18.1%	20.8%
Foreign Holdings	1.1%	0.0%	0.7%

Fixed Income Characteristics
		Comparative	Broad
	Fund	Index[3]	Index[4]
Number of Bonds	362	1,906	7,248
Yield to Maturity	5.4%[5]	5.4%	5.3%
Average Coupon	5.6%	5.6%	5.4%
Average Effective
Maturity	9.4 years	9.2 years	6.9 years
Average Quality[6]	Aa3	Aa3	Aa1
Average Duration	6.0 years	5.8 years	4.5 years

Sector Diversification[7]
(% of fixed income portfolio)

Asset-Backed/Commercial Mortgage-Backed	8%
Finance	32
Foreign	10
Government Mortgage-Backed	4
Industrial	31
Treasury/Agency	5
Utilities	6
Other	4

Distribution by Credit Quality[6]
(% of fixed income portfolio)

Aaa	28%
Aa	30
A	30
Baa	9
Other	3

Investment Focus

Investment Focus

1  S&P 500/Citigroup Value Index.

2  Dow Jones Wilshire 5000 Index.

3  Lehman Credit A or Better Index.

4  Lehman Aggregate Bond Index.

5  Before expenses.

6  Moody’s Investors Service.

7  The mortgage-backed securities sector may include issues from government-sponsored enterprises; such issues are not backed by the full faith and credit of the U.S. government.

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at www.vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Fiscal-Year Total Returns (%): September 30, 1996–March 31, 2007

	Wellesley Income Fund			Composite
	Investor Shares			Index[1]
Fiscal	Capital	Income	Total	Total
Year	Return	Return	Return	Return
1997	15.5%	6.4%	21.9%	20.3%
1998	8.1	5.8	13.9	12.8
1999	–5.3	5.0	–0.3	3.2
2000	2.5	5.8	8.3	9.3
2001	7.6	5.3	12.9	2.6
2002	–4.4	4.7	0.3	–4.8
2003	6.1	4.6	10.7	14.4
2004	4.2	4.4	8.6	9.3
2005	2.8	4.1	6.9	7.0
2006	3.2	4.4	7.6	7.7
2007[2]	3.4	2.2	5.6	5.7

Average Annual Total Returns: Periods Ended March 31, 2007

						Ten Years
	Inception Date	One Year	Five Years	Capital	Income	Total
Investor Shares	7/1/1970	12.26%	7.26%	3.91%	4.97%	8.88%
Admiral Shares	5/14/2001	12.40	7.37	2.60[3]	4.68[3]	7.28[3]

1  Bond component (65% weighting) is Lehman Long Credit AA or Better Index through March 31, 2000, and Lehman Credit A or Better Index thereafter. Stock component is S&P 500/Barra Value Index (26% weighting), S&P Utilities Index (4.5%), and S&P Telephone Index (4.5%). As of January 1, 2002, the S&P Telephone Index was replaced by the S&P Integrated Telecommunication Services Index. As of July 1, 2006, the S&P 500/Barra Value Index was replaced by the S&P 500/Citigroup Value Index.

2  Six months ended March 31, 2007.

3  Return since inception.

Note: See Financial Highlights tables on pages 24 and 25 for dividend and capital gains information.

Financial Statements (unaudited)

Statement of Net Assets

As of March 31, 2007

The fund provides a complete list of its holdings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at www.sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
U.S. Government
and Agency Obligations (5.6%)
Agency Bonds and Notes (2.9%)
1	Federal Farm Credit Bank	4.875%	1/17/17	50,000	49,242
1	Federal Home Loan Bank	4.375%	3/17/10	80,000	79,078
1	Federal Home Loan Bank	5.500%	7/15/36	40,000	41,233
1	Federal Home
	Loan Mortgage Corp.	7.000%	3/15/10	64,000	67,819
1	Federal Home
	Loan Mortgage Corp.	4.500%	1/15/15	40,000	38,790
1	Federal National
	Mortgage Assn.	7.125%	6/15/10	33,000	35,232
1	Financing Corp.	10.700%	10/6/17	2,755	3,994
1	Financing Corp.	9.650%	11/2/18	4,090	5,696
1	Financing Corp.	8.600%	9/26/19	3,330	4,392
	Private Export Funding Corp.	4.550%	5/15/15	6,065	5,864
	Private Export Funding Corp.	4.950%	11/15/15	13,350	13,273
1	Tennessee Valley Auth.	4.375%	6/15/15	35,000	33,535
					378,148
Mortgage-
Backed Securities (2.7%)
[1,2]	Federal National Mortgage Assn.	4.500%	12/1/33–10/1/36	108,039	101,651
[1,2]	Federal National Mortgage Assn.	5.500%	5/1/33–2/1/35	50,423	49,403
[1,2]	Federal National Mortgage Assn.	6.000%	10/1/35–12/1/36	72,543	73,083
2	Government National
	Mortgage Assn.	6.000%	6/15/31–4/1/37	125,000	126,569
					350,706
Total U.S. Government and
Agency Obligations (Cost $732,120)					728,854
Corporate Bonds (46.3%)
Asset-Backed Securities (5.1%)
[2,3]	Aesop Funding II LLC	3.950%	4/20/09	11,800	11,681
2	American Express Credit

	Account Master Trust	4.350%	12/15/11	12,000	11,874
2	Banc of America
	Commercial Mortgage, Inc.	5.740%	5/10/45	25,000	25,906
2	Banc of America
	Commercial Mortgage, Inc.	5.181%	9/10/47	19,180	19,139
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.466%	4/12/38	14,575	14,865
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.458%	3/11/39	29,615	29,990
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.537%	10/12/41	25,315	25,751
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	4.871%	9/11/42	9,500	9,223
2	Bear Stearns Commercial
	Mortgage Securities, Inc.	5.155%	10/12/42	27,445	27,263
2	BMW Vehicle Owner Trust	4.280%	2/25/10	25,655	25,426
2	Capital Auto
	Receivables Asset Trust	3.750%	7/15/09	20,000	19,894
2	Citibank Credit
	Card Issuance Trust	4.550%	6/20/17	15,000	14,414
2	Citigroup/Deutsche
	Bank Commercial Mortgage	5.225%	7/15/44	25,000	24,957
2	Commercial Mortgage
	Pass-Through Certificates	5.116%	6/10/44	30,000	29,621

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
2	Commercial Mortgage
	Pass-Through Certificates	5.769%	6/10/46	25,000	25,439
2	Connecticut RRB
	Special Purpose Trust	6.210%	12/30/11	12,870	13,332
2	Credit Suisse
	Mortgage Capital Certificates	5.467%	9/15/39	35,000	35,313
2	Greenwich Capital
	Commercial Funding Corp.	4.533%	1/5/36	20,000	19,534
2	Greenwich Capital
	Commercial Funding Corp.	5.224%	4/10/37	23,200	23,051
2	Greenwich Capital
	Commercial Funding Corp.	4.799%	8/10/42	12,225	12,177
2	GS Mortgage Securities Corp. II	4.751%	7/10/39	20,000	19,330
2	Honda Auto Receivables Owner Trust	3.280%	2/18/10	10,200	10,009
2	JPMorgan Chase
	Commercial Mortgage Securities	4.918%	10/15/42	20,000	19,443
2	JPMorgan Chase
	Commercial Mortgage Securities	5.481%	12/12/44	6,960	7,029
2	JPMorgan Chase
	Commercial Mortgage Securities	5.354%	12/15/44	22,610	22,354
2	LB-UBS Commercial Mortgage Trust	4.954%	9/15/30	12,545	12,261
2	Merrill Lynch Mortgage Trust	5.047%	7/12/38	20,400	20,054
2	Morgan Stanley Capital I	5.230%	9/15/42	13,525	13,432
2	Morgan Stanley Capital I	5.776%	10/15/42	25,000	25,552
2	Morgan Stanley Capital I	5.162%	10/12/52	10,000	9,892
2	Morgan Stanley Capital I	4.540%	7/15/56	20,000	19,484
2	Morgan Stanley Dean Witter Capital I	5.514%	11/12/49	15,000	15,362
2	Onyx Acceptance Owner Trust	3.910%	9/15/11	25,000	24,333
2	USAA Auto Owner Trust	4.130%	11/15/11	12,010	11,870
2	Wachovia Bank
	Commercial Mortgage Trust	5.118%	7/15/42	20,000	19,737
2	Whole Auto Loan Trust	3.040%	4/15/09	1,213	1,212
					670,204
Finance (19.1%)
	Banking (10.9%)
	Associates Corp. of North America	6.250%	11/1/08	25,000	25,422
	Banc One Corp.	7.750%	7/15/25	25,000	29,681
	Bank of America Corp.	3.250%	8/15/08	14,750	14,414
	Bank of America Corp.	3.375%	2/17/09	27,000	26,212
	Bank of America Corp.	4.875%	1/15/13	43,100	42,190
	Bank of America Corp.	5.375%	6/15/14	25,525	25,557
	Bank of America Corp.	5.625%	10/14/16	22,500	22,902
	Bank of New York Co., Inc.	5.200%	7/1/07	35,000	35,007
	Bank One Corp.	2.625%	6/30/08	15,000	14,549

	BB&T Corp.	6.500%	8/1/11	25,000	26,280
	BB&T Corp.	4.750%	10/1/12	16,000	15,659
	BB&T Corp.	5.250%	11/1/19	19,000	18,417
	Citicorp	6.650%	12/15/10	25,000	26,307
	Citigroup, Inc.	4.125%	2/22/10	12,000	11,717
	Citigroup, Inc.	6.500%	1/18/11	10,000	10,470
	Citigroup, Inc.	6.625%	6/15/32	9,000	9,734
	Citigroup, Inc.	6.000%	10/31/33	15,000	14,994
	Citigroup, Inc.	5.850%	12/11/34	15,000	14,952
	Citigroup, Inc.	6.125%	8/25/36	15,000	15,230
	Credit Suisse First Boston USA, Inc.	4.625%	1/15/08	21,300	21,223
	Credit Suisse First Boston USA, Inc.	6.500%	1/15/12	18,800	19,828
	Credit Suisse First Boston USA, Inc.	5.125%	1/15/14	23,825	23,532
	Credit Suisse First Boston USA, Inc.	4.875%	1/15/15	32,500	31,441
	Credit Suisse First Boston USA, Inc.	7.125%	7/15/32	13,300	15,517
	Deutsche Bank Financial LLC	5.375%	3/2/15	8,250	8,235
	Fifth Third Bank	4.200%	2/23/10	33,000	32,253
3	HBOS Treasury Services PLC	3.750%	9/30/08	11,400	11,199
3	HBOS Treasury Services PLC	4.000%	9/15/09	10,000	9,773
3	HBOS Treasury Services PLC	6.000%	11/1/33	19,000	19,143
	HSBC Bank USA	4.625%	4/1/14	13,100	12,536
	HSBC Bank USA	5.875%	11/1/34	21,000	20,723

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	HSBC Holdings PLC	7.625%	5/17/32	15,800	18,663
	HSBC Holdings PLC	6.500%	5/2/36	22,000	23,212
	Huntington National Bank	4.375%	1/15/10	16,000	15,624
	J.P. Morgan, Inc.	5.750%	10/15/08	20,000	20,358
	J.P. Morgan, Inc.	6.250%	1/15/09	20,000	20,382
	JPMorgan Chase & Co.	3.500%	3/15/09	12,000	11,660
	JPMorgan Chase & Co.	5.750%	1/2/13	14,000	14,264
	JPMorgan Chase & Co.	5.125%	9/15/14	9,665	9,502
	Mellon Funding Corp.	5.000%	12/1/14	12,000	11,714
3	Mizuho Finance (Cayman)	5.790%	4/15/14	32,000	32,624
3	National Australia Bank	4.800%	4/6/10	21,000	20,797
	National City Bank of Pennsylvania	7.250%	10/21/11	22,000	23,859
	National Westminster Bank PLC	7.375%	10/1/09	29,825	31,496
	Northern Trust Co.	4.600%	2/1/13	10,000	9,666
	PNC Bank NA	5.250%	1/15/17	16,000	15,732
	Regions Financial Corp.	7.000%	3/1/11	25,000	26,561
	Republic New York Corp.	5.875%	10/15/08	15,000	15,143
	Royal Bank of Canada	5.650%	7/20/11	20,000	20,478
	Royal Bank of Scotland Group PLC	6.400%	4/1/09	14,000	14,341
	Royal Bank of Scotland Group PLC	5.000%	10/1/14	18,975	18,613
	Sanwa Bank Ltd.	7.400%	6/15/11	22,000	23,757
	Sovereign Bancorp, Inc.	4.800%	9/1/10	6,265	6,171
	SunTrust Banks, Inc.	5.050%	7/1/07	20,000	19,999
	SunTrust Banks, Inc.	6.375%	4/1/11	15,000	15,671
	UFJ Finance Aruba AEC	6.750%	7/15/13	20,000	21,418
	US Bancorp	5.100%	7/15/07	17,000	16,990
	US Bank NA	3.900%	8/15/08	20,000	19,679
	US Bank NA	6.375%	8/1/11	25,000	26,239
	US Bank NA	4.950%	10/30/14	12,400	12,062
	Wachovia Bank NA	4.800%	11/1/14	19,640	18,865
	Wachovia Corp.	6.000%	10/30/08	15,000	15,192
	Wachovia Corp.	4.875%	2/15/14	19,250	18,641
	Wachovia Corp.	6.605%	10/1/25	15,000	16,123
	Washington Mutual, Inc.	5.250%	9/15/17	38,000	36,172
	Wells Fargo & Co.	3.500%	4/4/08	17,000	16,645
	Wells Fargo & Co.	3.125%	4/1/09	12,400	11,981
	Wells Fargo Bank NA	7.550%	6/21/10	25,000	26,848
	Wells Fargo Bank NA	5.950%	8/26/36	25,000	25,337
	Wells Fargo Financial	5.500%	8/1/12	34,100	34,809
	World Savings Bank, FSB	4.125%	3/10/08	20,000	19,728
	World Savings Bank, FSB	4.500%	6/15/09	6,000	5,927
	World Savings Bank, FSB	4.125%	12/15/09	16,000	15,643

	Brokerage (2.0%)

Bear Stearns Co., Inc.	3.250%	3/25/09	15,500	14,963
Goldman Sachs Group, Inc.	3.875%	1/15/09	30,000	29,401
Goldman Sachs Group, Inc.	5.250%	10/15/13	29,400	29,108
Goldman Sachs Group, Inc.	6.125%	2/15/33	12,200	12,171
Lehman Brothers Holdings, Inc.	3.600%	3/13/09	8,970	8,721
Lehman Brothers Holdings, Inc.	4.800%	3/13/14	15,000	14,407
Merrill Lynch & Co., Inc.	4.125%	1/15/09	27,125	26,707
Merrill Lynch & Co., Inc.	5.000%	2/3/14	15,000	14,692
Morgan Stanley Dean Witter	3.875%	1/15/09	36,000	35,258
Morgan Stanley Dean Witter	5.300%	3/1/13	37,925	37,693
Morgan Stanley Dean Witter	7.250%	4/1/32	27,100	31,214

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Finance Companies (1.9%)
	American Express Centurion Bank	4.375%	7/30/09	11,500	11,347
	American Express Co.	5.500%	9/12/16	25,000	25,233
	American General Finance Corp.	2.750%	6/15/08	15,100	14,681
	American General Finance Corp.	4.000%	3/15/11	12,000	11,479
	General Electric Capital Corp.	7.375%	1/19/10	10,000	10,606
	General Electric Capital Corp.	8.125%	5/15/12	10,000	11,331
	General Electric Capital Corp.	5.450%	1/15/13	25,550	25,861
	General Electric Capital Corp.	6.750%	3/15/32	74,050	83,871
	HSBC Finance Corp.	4.625%	1/15/08	13,700	13,627
	HSBC Finance Corp.	5.250%	1/14/11	10,000	9,985
	HSBC Finance Corp.	4.750%	7/15/13	12,225	11,798
	International Lease Finance Corp.	5.400%	2/15/12	20,000	20,142

	Insurance (3.7%)
	ACE INA Holdings, Inc.	5.700%	2/15/17	15,000	15,063
	Allstate Corp.	7.500%	6/15/13	20,000	22,228
	Allstate Life Global Funding	4.250%	2/26/10	13,000	12,720
	American International Group, Inc.	2.875%	5/15/08	14,250	13,893
	American International Group, Inc.	4.250%	5/15/13	14,250	13,504
	American International Group, Inc.	6.250%	5/1/36	15,000	15,676
	AXA Financial, Inc.	6.500%	4/1/08	10,000	10,117
	Berkshire Hathaway Finance Corp.	4.125%	1/15/10	48,255	47,184
	Cincinnati Financial Corp.	6.920%	5/15/28	11,750	12,704
	Genworth Financial, Inc.	5.125%	3/15/11	17,635	17,612
	Genworth Financial, Inc.	5.750%	5/15/13	10,000	10,305
	Hartford Financial
	Services Group, Inc.	5.500%	10/15/16	16,665	16,662
	Hartford Financial
	Services Group, Inc.	6.100%	10/1/41	26,000	26,290
3	Liberty Mutual Insurance Co.	8.500%	5/15/25	21,665	25,610
	MBIA, Inc.	7.000%	12/15/25	19,500	21,204
3	MetLife Global Funding I	4.625%	8/19/10	15,000	14,757
3	MetLife Global Funding I	5.750%	7/25/11	15,000	15,324
3	Metropolitan Life Insurance Co.	7.800%	11/1/25	25,000	29,894
3	New York Life Insurance	5.875%	5/15/33	39,760	40,302
	Principal Life Income Funding	5.125%	3/1/11	18,895	18,896
	Protective Life Secured Trust	3.700%	11/24/08	9,985	9,765
	Prudential Financial, Inc.	5.100%	9/20/14	12,000	11,751
	Prudential Financial, Inc.	4.750%	6/13/15	21,000	19,995
	Travelers Property Casualty Corp.	5.000%	3/15/13	6,200	6,093
	Travelers Property Casualty Corp.	6.375%	3/15/33	6,680	6,924
	UnitedHealth Group, Inc.	5.375%	3/15/16	16,000	15,868
	XL Capital Ltd.	5.250%	9/15/14	16,000	15,632

Real Estate Investment Trusts (0.4%)
	Brandywine Operating Partnership	5.750%	4/1/12	10,030	10,199
	Health Care Property Investors, Inc.	6.000%	1/30/17	20,000	19,994
	Simon Property Group Inc.	5.875%	3/1/17	25,000	25,569

	Other (0.2%)
3	SovRisc BV	4.625%	10/31/08	25,000	24,905
					2,494,619

Industrial (18.5%)
	Basic Industry (2.1%)
	Alcan, Inc.	4.875%	9/15/12	10,500	10,275
	Alcan, Inc.	4.500%	5/15/13	22,300	21,085

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
3	Alcoa, Inc.	5.720%	2/23/19	33,663	33,226
3	Alcoa, Inc.	5.870%	2/23/22	11,337	11,289
	BHP Billiton Finance	4.800%	4/15/13	33,500	32,625
	Dow Chemical Co.	5.750%	12/15/08	50,000	50,382
	E.I. du Pont de Nemours & Co.	6.750%	9/1/07	25,000	25,113
	E.I. du Pont de Nemours & Co.	4.125%	3/6/13	27,200	25,590
	Monsanto Co.	5.500%	8/15/25	9,550	9,040
	Monsanto Co.	5.500%	7/30/35	15,000	13,806
	Praxair, Inc.	6.375%	4/1/12	25,000	26,331
	Rio Tinto Finance USA Ltd.	2.625%	9/30/08	15,000	14,494

	Capital Goods (2.7%)
	Boeing Capital Corp.	4.750%	8/25/08	10,470	10,427
	Boeing Co.	6.625%	2/15/38	20,950	23,705
	Caterpillar Financial Services Corp.	3.625%	11/15/07	12,800	12,679
	Caterpillar Financial Services Corp.	2.700%	7/15/08	11,800	11,447
	Caterpillar, Inc.	6.625%	7/15/28	6,000	6,606
	Caterpillar, Inc.	6.950%	5/1/42	15,000	17,117
	General Dynamics Corp.	3.000%	5/15/08	11,400	11,132
	General Dynamics Corp.	4.250%	5/15/13	41,100	39,010
	Goodrich Corp.	6.800%	2/1/18	7,135	7,641
	Illinois Tool Works, Inc.	5.750%	3/1/09	25,000	25,341
	John Deere Capital Corp.	4.500%	8/22/07	10,000	9,964
	John Deere Capital Corp.	4.625%	4/15/09	15,000	14,853
	John Deere Capital Corp.	7.000%	3/15/12	25,000	26,938
	Minnesota Mining
	& Manufacturing Corp.	6.375%	2/15/28	25,000	26,874
	PACTIV Corp.	8.125%	6/15/17	20,000	22,806
3	Siemens Financieringsmat	5.750%	10/17/16	25,000	25,417
	Tyco International Group SA	6.000%	11/15/13	20,800	21,968
	United Technologies Corp.	7.125%	11/15/10	25,000	26,632
	United Technologies Corp.	4.875%	5/1/15	15,000	14,554

	Communications (4.9%)
	AT&T Inc.	6.250%	3/15/11	15,500	16,089
	BellSouth Corp.	6.000%	10/15/11	31,000	31,949
	BellSouth Corp.	6.000%	11/15/34	34,000	32,830
	CBS Corp.	7.700%	7/30/10	26,740	28,726
	Chesapeake
	& Potomac Telephone Co.	7.875%	1/15/22	16,000	18,146
	Comcast Cable Communications, Inc.	6.200%	11/15/08	5,250	5,332
	Comcast Cable Communications, Inc.	6.750%	1/30/11	10,000	10,533
	Comcast Corp.	5.300%	1/15/14	21,000	20,760
	Comcast Corp.	6.450%	3/15/37	20,000	20,018

3	Cox Communications, Inc.	5.875%	12/1/16	40,000	40,268
	Deutsche Telekom
	International Finance	8.250%	6/15/30	39,200	48,545
	France Telecom	7.750%	3/1/11	24,000	26,119
	France Telecom	8.500%	3/1/31	20,800	27,027
	Gannett Co., Inc.	4.125%	6/15/08	14,000	13,822
	Gannett Co., Inc.	6.375%	4/1/12	25,000	26,097
	GTE California Inc.	6.700%	9/1/09	25,000	25,752
	Michigan Bell Telephone Co.	7.850%	1/15/22	25,000	28,165
	New Cingular Wireless Services	8.750%	3/1/31	27,000	34,821
	New Jersey Bell Telephone Co.	8.000%	6/1/22	14,585	16,337
	News America Inc.	6.200%	12/15/34	11,000	10,670
	Telefonica Europe BV	7.750%	9/15/10	25,000	26,961
	Verizon Communications Corp.	5.500%	4/1/17	40,000	39,770

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Verizon Global Funding Corp.	4.375%	6/1/13	14,500	13,757
	Verizon Virginia, Inc.	4.625%	3/15/13	10,800	10,246
	Vodafone Group PLC	5.375%	1/30/15	11,250	11,089
	Washington Post Co.	5.500%	2/15/09	50,000	50,323

	Consumer Cyclicals (1.8%)
	CVS Corp.	4.875%	9/15/14	12,000	11,523
	CVS Corp.	6.125%	8/15/16	14,285	14,749
	Home Depot Inc.	3.750%	9/15/09	12,000	11,635
	Lowe’s Cos., Inc.	5.000%	10/15/15	28,125	27,266
	McDonald’s Corp.	5.750%	3/1/12	10,000	10,269
	Target Corp.	6.350%	1/15/11	16,500	17,210
	Target Corp.	5.875%	3/1/12	31,000	32,041
	The Walt Disney Co.	5.625%	9/15/16	20,000	20,370
	Time Warner, Inc.	6.875%	5/1/12	10,000	10,650
	Time Warner, Inc.	5.875%	11/15/16	20,000	20,163
	Wal-Mart Stores, Inc.	4.375%	7/12/07	10,000	9,973
	Wal-Mart Stores, Inc.	6.875%	8/10/09	50,000	52,031

	Consumer Noncyclicals (4.0%)
	Abbott Laboratories	4.350%	3/15/14	20,000	18,927
	Anheuser-Busch Cos., Inc.	6.000%	4/15/11	31,125	32,086
	Archer-Daniels-Midland Co.	7.125%	3/1/13	6,200	6,783
	Archer-Daniels-Midland Co.	5.935%	10/1/32	5,000	4,969
	Becton, Dickinson & Co.	4.550%	4/15/13	25,900	24,919
	Bestfoods	6.625%	4/15/28	25,000	27,253
3	Cargill Inc.	6.125%	9/15/36	22,000	22,338
	Clorox Co.	4.200%	1/15/10	14,535	14,218
	Coca-Cola Co.	5.750%	3/15/11	45,000	46,159
	Coca-Cola Enterprises Inc.	5.750%	11/1/08	25,000	25,310
	Diageo Capital PLC	3.500%	11/19/07	10,400	10,277
	Diageo Capital PLC	3.375%	3/20/08	10,200	10,016
	Eli Lilly & Co.	6.000%	3/15/12	10,000	10,424
	Eli Lilly & Co.	5.500%	3/15/27	20,000	19,221
	GlaxoSmithKline Capital Inc.	4.375%	4/15/14	10,000	9,478
	GlaxoSmithKline Capital Inc.	5.375%	4/15/34	16,055	15,548
	Johnson & Johnson	3.800%	5/15/13	19,895	18,688
	Johnson & Johnson	6.730%	11/15/23	15,000	17,040
	Kimberly-Clark Corp.	6.250%	7/15/18	25,000	26,317
	Kraft Foods, Inc.	5.625%	11/1/11	22,625	22,890
	Pepsico, Inc.	3.200%	5/15/07	18,000	17,952
	Pharmacia Corp.	6.600%	12/1/28	10,500	11,648
	Procter & Gamble Co.	4.300%	8/15/08	13,000	12,874
	Procter & Gamble Co.	6.450%	1/15/26	25,000	27,255

	Procter & Gamble Co.	5.550%	3/5/37	20,000	19,451
2	Procter & Gamble Co. ESOP	9.360%	1/1/21	24,212	30,241
	Schering-Plough Corp.	5.550%	12/1/13	16,985	17,284

	Energy (1.7%)
	Anadarko Petroleum Corp.	3.250%	5/1/08	10,800	10,575
	Burlington Resources, Inc.	6.500%	12/1/11	25,000	26,433
	ChevronTexaco Capital Co.	3.500%	9/17/07	22,000	21,816
	ChevronTexaco Corp.	8.625%	4/1/32	25,000	34,499
	ConocoPhillips Canada	5.625%	10/15/16	25,000	25,466
	Devon Financing Corp.	7.875%	9/30/31	15,000	17,733

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Encana Corp.	6.500%	8/15/34	15,000	15,562
	Halliburton Co.	5.500%	10/15/10	15,400	15,568
	Phillips Petroleum Co.	7.000%	3/30/29	11,500	12,920
	Suncor Energy, Inc.	5.950%	12/1/34	28,000	27,987
	Valero Energy Corp.	7.500%	4/15/32	16,600	18,857

	Technology (0.6%)
	Cisco Systems Inc.	5.250%	2/22/11	18,200	18,287
	Hewlett-Packard Co.	3.625%	3/15/08	10,800	10,634
	International
	Business Machines Corp.	4.750%	11/29/12	5,000	4,931
	International
	Business Machines Corp.	7.000%	10/30/25	25,000	28,621
	Pitney Bowes, Inc.	4.750%	5/15/18	10,000	9,223

	Transportation (0.1%)
	Norfolk Southern Corp.	6.200%	4/15/09	15,000	15,277

	Other (0.6%)
	Dover Corp.	4.875%	10/15/15	20,000	19,155
	Eaton Corp.	5.750%	7/15/12	15,600	15,960
	Eaton Corp.	5.300%	3/15/17	20,000	19,813
	Eaton Corp.	6.500%	6/1/25	10,000	10,764
	Eaton Corp.	5.250%	6/15/35	14,500	13,355
	Stanley Works	3.500%	11/1/07	5,000	4,946
					2,418,347
Utilities (3.6%)
	Electric Utilities (3.5%)
	Alabama Power Co.	5.550%	2/1/17	11,765	11,913
3	Baltimore Gas & Electric Co.	5.900%	10/1/16	15,000	15,325
	Consolidated Edison Co. of New York	5.625%	7/1/12	16,205	16,612
	Consolidated Edison Co. of New York	4.875%	2/1/13	9,700	9,532
	Consolidated Edison Co. of New York	3.850%	6/15/13	6,000	5,559
	Duke Energy Corp.	6.250%	1/15/12	20,000	20,910
	Exelon Corp.	6.750%	5/1/11	17,500	18,261
	Florida Power & Light Co.	4.850%	2/1/13	12,000	11,789
	Florida Power Corp.	6.650%	7/15/11	25,000	26,479
	Georgia Power Co.	4.875%	7/15/07	25,000	24,961
	Indiana Michigan Power Co.	6.050%	3/15/37	20,000	19,693
	Kentucky Utilities Co.	7.920%	5/15/07	5,000	5,011
	National Rural Utilities
	Cooperative Finance Corp.	7.250%	3/1/12	40,000	43,525
	National Rural Utilities
	Cooperative Finance Corp.	4.750%	3/1/14	12,000	11,634

NStar Electric Co.	4.875%	10/15/12	20,800	20,389
Oklahoma Gas & Electric Co.	6.500%	4/15/28	10,000	10,639
PacifiCorp	6.625%	6/1/07	10,000	10,017
PECO Energy Co.	4.750%	10/1/12	12,000	11,677
SCANA Corp.	6.875%	5/15/11	25,000	26,501
SCANA Corp.	6.250%	2/1/12	28,930	30,094
Southern California Edison Co.	5.000%	1/15/14	11,800	11,618
Southern Co.	5.300%	1/15/12	20,000	20,182
Southwestern Electric Power	5.550%	1/15/17	20,000	19,935
Virginia Electric & Power Co.	4.750%	3/1/13	16,350	15,856
Wisconsin Electric Power Co.	5.700%	12/1/36	13,825	13,604
Wisconsin Power & Light Co.	5.700%	10/15/08	12,650	12,748
Wisconsin Public Service	6.125%	8/1/11	8,000	8,285

				Face	Market
			Maturity	Amount	Value•
		Coupon	Date	($000)	($000)
	Natural Gas (0.1%)
3	Duke Energy Field Services	6.450%	11/3/36	9,375	9,622
					462,371
Total Corporate Bonds
(Cost $6,020,754)					6,045,541
Sovereign Bonds (U.S. Dollar-Denominated) (6.4%)
	African Development Bank	4.500%	1/15/09	22,500	22,389
	African Development Bank	3.750%	1/15/10	6,400	6,219
	Asian Development Bank	4.500%	9/4/12	40,000	39,328
	BK Nederlandse Gemeenten	6.000%	3/26/12	50,000	52,297
3	Corporacion Nacional del Cobre	6.150%	10/24/36	18,710	19,236
	European Investment Bank	3.500%	3/14/08	26,000	25,693
	European Investment Bank	4.000%	3/3/10	20,000	19,589
	European Investment Bank	4.625%	5/15/14	54,000	52,633
	European Investment Bank	4.625%	10/20/15	15,000	14,559
	Export Development Canada	4.625%	4/1/10	50,000	49,831
	Inter-American Development Bank	3.375%	3/17/08	30,000	29,611
	International Bank for
	Reconstruction & Development	4.125%	6/24/09	11,800	11,650
	Japan Bank International	4.750%	5/25/11	35,000	34,751
	Kreditanstalt fur Wiederaufbau	3.375%	1/23/08	60,000	58,991
	Kreditanstalt fur Wiederaufbau	3.500%	3/14/08	18,000	17,778
	Kreditanstalt fur Wiederaufbau	3.250%	3/30/09	18,000	17,471
^	Kreditanstalt fur Wiederaufbau	4.125%	10/15/14	22,000	20,841
	Landwirtschaftliche Rentenbank	4.125%	7/15/08	67,000	66,443
	Oesterreichische Kontrollbank	4.250%	10/6/10	15,000	14,745
	Oesterreichische Kontrollbank	4.500%	3/9/15	17,000	16,479
	Province of British Columbia	5.375%	10/29/08	9,500	9,568
	Province of Manitoba	4.450%	4/12/10	20,000	19,683
	Province of New Brunswick	3.500%	10/23/07	4,600	4,544
	Province of New Brunswick	5.200%	2/21/17	30,000	30,270
	Province of Ontario	5.000%	10/18/11	20,000	20,071
	Province of Ontario	5.125%	7/17/12	25,000	25,093
	Province of Ontario	4.500%	2/3/15	40,000	38,608
	Province of Quebec	6.125%	1/22/11	19,500	20,255
	Province of Quebec	5.125%	11/14/16	20,000	19,883
	Quebec Hydro Electric	6.300%	5/11/11	50,000	51,834
Total Sovereign Bonds
(Cost $837,522)					830,343
Taxable Municipal Bonds (2.1%)
	Illinois (Taxable Pension) GO	4.950%	6/1/23	21,275	20,443
	Illinois (Taxable Pension) GO	5.100%	6/1/33	130,545	124,670
	Oregon School Board Assn.	4.759%	6/30/28	15,000	13,936
	President and Fellows of Harvard College	6.300%	10/1/37	68,000	72,005

Southern California Public Power Auth.	6.930%	5/15/17	30,000	34,043
Wisconsin Public Service Rev.	5.700%	5/1/26	9,000	9,293
Total Taxable Municipal Bonds
(Cost $271,856)				274,390

		Market
		Value•
	Shares	($000)
Common Stocks (38.6%)
Consumer Staples (4.0%)
Altria Group, Inc.	2,031,700	178,404
Kellogg Co.	2,241,300	115,270
Kimberly-Clark Corp.	1,405,900	96,290
General Mills, Inc.	1,208,300	70,347
Campbell Soup Co.	876,800	34,151
Diageo PLC ADR	300,000	24,285
		518,747
Energy (4.3%)
Chevron Corp.	2,841,600	210,165
ExxonMobil Corp.	2,277,826	171,862
ConocoPhillips Co.	1,967,500	134,479
^ Royal Dutch Shell
PLC ADR Class B	669,256	44,579
		561,085
Financials (11.1%)
Bank of America Corp.	5,092,788	259,834
Citigroup, Inc.	4,440,900	227,996
U.S. Bancorp	4,385,700	153,368
PNC Financial
Services Group	1,992,500	143,400
UBS AG (New York Shares)	2,215,000	131,637
JPMorgan Chase & Co.	2,434,900	117,800
Host Hotels &
Resorts Inc. REIT	3,441,400	90,543
The Allstate Corp.	1,168,400	70,174
SunTrust Banks, Inc.	800,800	66,498
The Chubb Corp.	1,123,000	58,025
Wells Fargo & Co.	1,349,700	46,470
Wachovia Corp.	842,200	46,363
The Bank of
New York Co., Inc.	1,000,000	40,550
		1,452,658
Health Care (2.4%)
Wyeth	2,426,100	121,378
Abbott Laboratories	1,467,900	81,909
Bristol-Myers Squibb Co.	2,357,800	65,452
GlaxoSmithKline PLC ADR	913,400	50,474
		319,213
Industrials (3.0%)
General Electric Co.	6,531,700	230,961
Pitney Bowes, Inc.	2,084,100	94,597
Waste Management, Inc.	1,326,600	45,648

	R.R. Donnelley & Sons Co.	700,800	25,642
			396,848
Materials (3.7%)
	Dow Chemical Co.	2,801,900	128,495
	E.I. du Pont de
	Nemours & Co.	2,487,000	122,932
	PPG Industries, Inc.	1,084,900	76,279
	Air Products &
	Chemicals, Inc.	700,100	51,779
	Packaging Corp. of America	2,004,100	48,900
	Lyondell Chemical Co.	1,000,000	29,970
	International Paper Co.	626,850	22,817
			481,172
Telecommunication Services (4.3%)
	AT&T Inc.	9,832,380	387,691
	Verizon
	Communications Inc.	3,921,800	148,715
	Chunghwa Telecom Co.,
	Ltd. ADR	1,158,000	23,067
			559,473
Utilities (5.8%)
	FPL Group, Inc.	4,609,800	281,981
	Exelon Corp.	1,400,100	96,201
	PPL Corp.	1,630,000	66,667
	Consolidated Edison Inc.	1,240,600	63,345
	American Electric
	Power Co., Inc.	1,190,900	58,056
	Southern Co.	1,541,600	56,500
	Dominion Resources, Inc.	601,800	53,422
	SCANA Corp.	1,045,900	45,151
	Entergy Corp.	289,900	30,416
			751,739
Total Common Stocks
(Cost $3,745,383)			5,040,935
Temporary Cash Investments (2.5%)
Money Market Fund (0.0%)
4	Vanguard Market
	Liquidity Fund,
	5.288%—Note G	6,515,400	6,515
		Face
		Amount
		($000)
Repurchase Agreement (2.5%)
	Goldman, Sachs & Co.
	5.370%, 4/2/07
	(Dated 3/30/07,

Repurchase Value $322,444,000,
collateralized by Federal
Home Loan Mortgage Corp.
3.500%–7.000%,
1/1/09–11/1/36,
Federal National Mortgage Assn.
4.000%–6.500%,
8/1/18–11/1/36)	322,300	322,300
Total Temporary Cash Investments
(Cost $328,815)		328,815
Total Investments (101.5%)
(Cost $11,936,450)		13,248,878

Market
Value•
($000)
Other Assets and Liabilities (–1.5%)
Other Assets—Note C	130,776
Payables for Investment
Securities Purchased	(290,979)
Other Liabilities—Note G	(37,122)
(197,325)
Net Assets (100%)	13,051,553

At March 31, 2007, net assets consisted of:[5]
Amount
($000)
Paid-in Capital	11,624,702
Overdistributed Net Investment Income	(4,060)
Accumulated Net Realized Gains	118,483
Unrealized Appreciation	1,312,428
Net Assets	13,051,553

Investor Shares—Net Assets
Applicable to 360,268,148 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	7,934,901
Net Asset Value Per Share—
Investor Shares	$22.02

Admiral Shares—Net Assets
Applicable to 95,887,335 outstanding $.001
par value shares of beneficial interest
(unlimited authorization)	5,116,652
Net Asset Value Per Share—
Admiral Shares	$53.36

•  See Note A in Notes to Financial Statements.

^  Part of security position is on loan to broker-dealers. See Note G in Notes to Financial Statements.

1  The issuer operates under a congressional charter; its securities are neither issued nor guaranteed by the U.S. government. If needed, access to additional funding from the U.S. Treasury (beyond the issuer’s line of credit) would require congressional action.

2  The average or expected maturity is shorter than the final maturity shown because of the possibility of interim principal payments and prepayments or the possibility of the issue being called.

3  Security exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be sold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2007, the aggregate value of these securities was $432,730,000, representing 3.3% of net assets.

4  Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate shown is the 7-day yield.

5  See Note E in Notes to Financial Statements for the tax-basis components of net assets.
ADR—American Depositary Receipt.

GO—General Obligation Bond.
REIT—Real Estate Investment Trust.

Statement of Operations

Six Months Ended
March 31, 2007
($000)
Investment Income
Income
Dividends	76,490
Interest	201,048
Security Lending	40
Total Income	277,578
Expenses
Investment Advisory Fees—Note B
Basic Fee	3,325
Performance Adjustment	—
The Vanguard Group—Note C
Management and Administrative
Investor Shares	6,657
Admiral Shares	1,931
Marketing and Distribution
Investor Shares	784
Admiral Shares	361
Custodian Fees	26
Shareholders’ Reports
Investor Shares	97
Admiral Shares	9
Trustees’ Fees and Expenses	9
Total Expenses	13,199
Expenses Paid Indirectly—Note D	(76)
Net Expenses	13,123
Net Investment Income	264,455
Realized Net Gain (Loss) on Investment Securities Sold	166,857
Change in Unrealized Appreciation
(Depreciation) of Investment Securities	255,033
Net Increase (Decrease)
in Net Assets Resulting from Operations	686,345

Statement of Changes in Net Assets

	Six Months Ended	Year Ended
	Mar. 31,	Sept. 30,
	2007	2006
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	264,455	503,593
Realized Net Gain (Loss)	166,857	381,568
Change in Unrealized Appreciation (Depreciation)	255,033	(7,189)
Net Increase (Decrease)
in Net Assets Resulting from Operations	686,345	877,972
Distributions
Net Investment Income
Investor Shares	(162,480)	(313,981)
Admiral Shares	(105,786)	(188,826)
Realized Capital Gain[1]
Investor Shares	(230,076)	(135,445)
Admiral Shares	(144,878)	(76,238)
Total Distributions	(643,220)	(714,490)
Capital Share Transactions—Note H
Investor Shares	326,462	(471,707)
Admiral Shares	484,380	524,469
Net Increase (Decrease)
from Capital Share Transactions	810,842	52,762
Total Increase (Decrease)	853,967	216,244
Net Assets
Beginning of Period	12,197,586	11,981,342
End of Period[2]	13,051,553	12,197,586

1  Includes fiscal 2007 and 2006 short-term gain distributions totaling $21,203,000 and $4,961,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.

2  Net Assets—End of Period includes undistributed (overdistributed) net investment income of ($4,060,000) and ($249,000).

Financial Highlights

Wellesley Income Fund Investor Shares

	Six Months
	Ended
For a Share Outstanding	Mar. 31,	Year Ended September 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value,
Beginning of Period	$21.95	$21.66	$21.11	$20.25	$19.08	$20.69
Investment Operations
Net Investment Income	.460	.904	.851	.844	.862	.943
Net Realized and Unrealized
Gain (Loss) on Investments	.748	.673	.592	.871	1.163	(.886)
Total from
Investment Operations	1.208	1.577	1.443	1.715	2.025	.057
Distributions
Dividends from
Net Investment Income	(.466)	(.903)	(.855)	(.855)	(.855)	(.955)
Distributions from
Realized Capital Gains	(.672)	(.384)	(.038)	—	—	(.712)
Total Distributions	(1.138)	(1.287)	(.893)	(.855)	(.855)	(1.667)
Net Asset Value,
End of Period	$22.02	$21.95	$21.66	$21.11	$20.25	$19.08

Total Return	5.57%	7.61%	6.93%	8.60%	10.74%	0.26%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$7,935	$7,580	$7,954	$8,851	$8,171	$6,985
Ratio of Total Expenses
to Average Net Assets[1]	0.25%*	0.25%	0.24%	0.26%	0.31%	0.30%
Ratio of Net
Investment Income to
Average Net Assets	4.16%*	4.21%	3.98%	4.06%	4.33%	4.72%
Portfolio Turnover Rate	18%*	19%	18%	23%	28%	43%

1  Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.01%, 0.01%, and 0.01%.

*  Annualized.

Wellesley Income Fund Admiral Shares

	Six Months
	Ended
For a Share Outstanding	Mar. 31,	Year Ended September 30,
Throughout Each Period	2007	2006	2005	2004	2003	2002
Net Asset Value,
Beginning of Period	$53.18	$52.47	$51.16	$49.07	$46.22	$50.14
Investment Operations
Net Investment Income	1.140	2.247	2.121	2.099	2.136	2.318
Net Realized and Unrealized
Gain (Loss) on Investments	1.823	1.638	1.413	2.113	2.835	(2.164)
Total from
Investment Operations	2.963	3.885	3.534	4.212	4.971	.154
Distributions
Dividends from
Net Investment Income	(1.155)	(2.245)	(2.131)	(2.122)	(2.121)	(2.348)
Distributions from
Realized Capital Gains	(1.628)	(.930)	(.093)	—	—	(1.726)
Total Distributions	(2.783)	(3.175)	(2.224)	(2.122)	(2.121)	(4.074)
Net Asset Value,
End of Period	$53.36	$53.18	$52.47	$51.16	$49.07	$46.22

Total Return	5.64%	7.74%	7.01%	8.72%	10.89%	0.29%

Ratios/Supplemental Data
Net Assets,
End of Period (Millions)	$5,117	$4,618	$4,027	$1,507	$1,274	$915
Ratio of Total Expenses
to Average Net Assets[1]	0.15%*	0.14%	0.14%	0.15%	0.20%	0.23%
Ratio of Net
Investment Income to
Average Net Assets	4.26%*	4.32%	4.05%	4.17%	4.43%	4.78%
Portfolio Turnover Rate	18%*	19%	18%	23%	28%	43%

1  Includes performance-based investment advisory fee increases (decreases) of 0.00%, (0.01%), 0.00%, 0.01%, 0.01%, and 0.01%.

*  Annualized.

See accompanying Notes, which are an integral part of the Financial Statements.

Notes to Financial Statements

Vanguard Wellesley Income Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares, Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, tenure, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. mutual funds. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Bonds, and temporary cash investments acquired over 60 days to maturity, are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available, or whose values have been materially affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued by methods deemed by the board of trustees to represent fair value.

2. Repurchase Agreements: The fund may invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

3. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

4. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

5. Security Lending: The fund may lend its securities to qualified institutional borrowers to earn additional income. Security loans are required to be secured at all times by collateral at least equal to the market value of securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability for the return of the collateral, during the period the securities are on loan. Security lending income represents the income earned on investing cash collateral, less expenses associated with the loan.

6. Other: Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses) and shareholder reporting. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. Wellington Management Company, LLP, provides investment advisory services to the fund for a fee calculated at an annual percentage rate of average net assets. The basic fee is subject to quarterly adjustments based on the fund’s performance for the preceding three years relative to a combined index comprising the Lehman Brothers Credit A or Better Bond Index, the S&P 500/Citigroup Value Index, the S&P Utilities Index, and the S&P Integrated Telecommunication Services Index. For the six months ended March 31, 2007, the investment advisory fee represented an effective annual basic rate of 0.05% of the fund’s average net assets, with no adjustment required based on performance.

C. The Vanguard Group furnishes at cost corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to the fund under methods approved by the board of trustees. The fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At March 31, 2007, the fund had contributed capital of $1,213,000 to Vanguard (included in Other Assets), representing 0.01% of the fund’s net assets and 1.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and officers of Vanguard.

D. The fund has asked its investment advisor to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the six months ended March 31, 2007, these arrangements reduced the fund’s management and administrative expenses by $50,000 and custodian fees by $26,000.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. The fund’s tax-basis capital gains and losses are determined only at the end of each fiscal year.

At March 31, 2007, the cost of investment securities for tax purposes was $11,936,450,000. Net unrealized appreciation of investment securities for tax purposes was $1,312,428,000, consisting of unrealized gains of $1,422,080,000 on securities that had risen in value since their purchase and

$109,652,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the six months ended March 31, 2007, the fund purchased $1,305,960,000 of investment securities and sold $1,115,032,000 of investment securities, other than U.S. government securities and temporary cash investments. Purchases and sales of U.S. government securities were $272,395,000 and $5,110,000, respectively.

G. The market value of securities on loan to broker-dealers at March 31, 2007, was $6,293,000, for which the fund received cash collateral of $6,515,000.

H. Capital share transactions for each class of shares were:

	Six Months Ended		Year Ended
	March 31, 2007		September 30, 2006
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	727,531	32,952	985,222	46,086
Issued in Lieu of Cash Distributions	359,256	16,411	404,884	19,078
Redeemed	(760,325)	(34,372)	(1,861,813)	(87,144)
Net Increase (Decrease)
—Investor Shares	326,462	14,991	(471,707)	(21,980)
Admiral Shares
Issued	563,659	10,512	969,253	18,665
Issued in Lieu of Cash Distributions	213,859	4,032	219,515	4,268
Redeemed	(293,138)	(5,486)	(664,299)	(12,853)
Net Increase (Decrease)
—Admiral Shares	484,380	9,058	524,469	10,080
Investor Shares
Issued	727,531	32,952	985,222	46,086
Issued in Lieu of Cash Distributions	359,256	16,411	404,884	19,078
Redeemed	(760,325)	(34,372)	(1,861,813)	(87,144)
Net Increase (Decrease)
—Investor Shares	326,462	14,991	(471,707)	(21,980)
Admiral Shares
Issued	563,659	10,512	969,253	18,665
Issued in Lieu of Cash Distributions	213,859	4,032	219,515	4,268
Redeemed	(293,138)	(5,486)	(664,299)	(12,853)
Net Increase (Decrease
—Admiral Shares	484,380	9,058	524,469	10,080

I. In June 2006, the Financial Accounting Standards Board issued Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes.” FIN 48 establishes the minimum threshold for recognizing, and a system for measuring, the benefits of tax-return positions in financial statements. FIN 48 will be effective for the fund’s fiscal year beginning October 1, 2007. Management is in the process of analyzing the fund’s tax positions for purposes of implementing FIN 48; based on the analysis completed to date, management does not believe the adoption of FIN 48 will result in any material impact to the fund’s financial statements.

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table below illustrates your fund’s costs in two ways:

•  Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The “Ending Account Value” shown is derived from the fund’s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading “Expenses Paid During Period.”

•  Based on hypothetical 5% yearly return. This section is intended to help you compare your fund’s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Six Months Ended March 31, 2007

	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Wellesley Income Fund	9/30/2006	3/31/2007	Period[1]
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,055.73	$1.28
Admiral Shares	1,000.00	1,056.44	0.77
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.68	$1.26
Admiral Shares	1,000.00	1,024.18	0.76

1  The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.25% for Investor Shares and 0.15% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect any transactional costs or account maintenance fees. They do not include your fund’s low-balance fee, which is described in the prospectus. If this fee were applied to your account, your costs would be higher. Your fund does not charge transaction fees, such as purchase or redemption fees, nor does it carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to the appropriate fund prospectus.

Trustees Approve Advisory Agreement

The board of trustees of Vanguard Wellesley Income Fund has renewed the fund’s investment advisory agreement with Wellington Management Company, LLP. The board determined that retaining Wellington Management was in the best interests of the fund and its shareholders.

The board based its decision upon an evaluation of the advisor’s investment staff, portfolio management process, and performance. The trustees considered the factors discussed below, among others. However, no single factor determined whether the board approved the agreement. Rather, it was the totality of the circumstances that drove the board’s decision.

The board approved a change to the performance adjustment schedule in the investment advisory agreement. The schedule now will be based on a “linear” rather than a “step” approach. The board concluded that linear adjustments better align the interests of an advisor with those of the fund shareholders because the advisor’s compensation is more closely linked to its performance.

Nature, extent, and quality of services

The board considered the quality of the fund’s investment management over both the short and long term, and took into account the organizational depth and stability of the firm. The board noted that Wellington Management Company, founded in 1928, is among the nation’s oldest and most respected institutional managers. The firm has advised the fund since its inception in 1970.

The board also noted that the two senior portfolio managers, each of whom has over two decades of investment industry experience, are backed by well-tenured teams of equity and fixed income research analysts who conduct detailed fundamental analysis of their respective industries and companies.

The board concluded that the advisor’s experience, stability, depth, and performance, among other factors, warranted continuation of the advisory agreement.

Investment performance

The board considered the short- and long-term performance of the fund, including any periods of outperformance or underperformance of a relevant benchmark and peer group. The fund has performed in line with expectations, and its results have been consistent with its investment strategy.

The board noted that the fund’s short- and long-term performance have been consistently competitive versus the fund’s benchmark and peer group. Information about the fund’s most recent performance can be found in the Performance Summary section of this report.

Cost

The board concluded that the fund’s expense ratio was far below the average expense ratio charged by funds in its peer group. The board noted that the fund’s advisory fees were also well below the peer-group average. Information about the fund’s expense ratio appears in the About Your Fund’s Expenses section of this report as well as in the Financial Statements section, which also includes information about the advisory fee rate. The board did not consider profitability of Wellington Management in determining whether to approve the advisory fee, because Wellington Management is independent of Vanguard, and the advisory fee is the result of arm’s-length negotiations.

The benefit of economies of scale

The board concluded that the fund’s shareholders benefit from economies of scale because of breakpoints in the fund’s advisory fee schedule. The breakpoints reduce the effective rate of the fee as the fund’s assets increase.

The advisory agreement will continue for one year and is renewable by the fund’s board after that for successive one-year periods.

Glossary

Average Coupon. The average interest rate paid on the fixed income securities held by a fund. It is expressed as a percentage of face value.

Average Duration. An estimate of how much the value of the bonds held by a fund will fluctuate in response to a change in interest rates. To see how the value could change, multiply the average duration by the change in rates. If interest rates rise by 1 percentage point, the value of the bonds in a fund with an average duration of five years would decline by about 5%. If rates decrease by a percentage point, the value would rise by 5%.

Average Effective Maturity. The average length of time until fixed income securities held by a fund reach maturity and are repaid, taking into consideration the possibility that the issuer may call the bond before its maturity date. The figure reflects the proportion of fund assets represented by each security; it also reflects any futures contracts held. In general, the longer the average effective maturity, the more a fund’s share price will fluctuate in response to changes in market interest rates.

Average Quality. An indicator of credit risk, this figure is the average of the ratings assigned to a fund’s fixed income holdings by credit-rating agencies. The agencies make their judgment after appraising an issuer’s ability to meet its obligations. Quality is graded on a scale, with Aaa or AAA indicating the most creditworthy bond issuers. U.S. Treasury securities are considered to have the highest credit quality.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. A fund’s beta should be reviewed in conjunction with its R-squared (see definition below). The lower the R-squared, the less correlation there is between the fund and the index, and the

Dividend Yield. The current, annualized rate of dividends paid on a share of stock, divided by its current share price. For a fund, the weighted average yield for stocks it holds. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Expense Ratio. The percentage of a fund’s average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

Foreign Holdings. The percentage of a fund represented by stocks or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

Yield. A snapshot of a fund’s income from interest and dividends. The yield, expressed as a percentage of the fund’s net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year.

Yield to Maturity. The rate of return an investor would receive if the fixed income securities held by a fund were held to their maturity dates.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals.

Our independent board members bring distinguished backgrounds in business, academia, and public service to their task of working with Vanguard officers to establish the policies and oversee the activities of the funds. Among board members’ responsibilities are selecting investment advisors for the funds; monitoring fund operations, performance, and costs; reviewing contracts; nominating and selecting new trustees/directors; and electing Vanguard officers.

Each trustee serves a fund until its termination; or until the trustee’s retirement, resignation, or death; or otherwise as specified in the fund’s organizational documents. Any trustee may be removed at a shareholders’ meeting by a vote representing two-thirds of the net asset value of all shares of the fund together with shares of other Vanguard funds organized within the same trust. The table on these two pages shows information for each trustee and executive officer of the fund. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482.

Chairman of the Board, Chief Executive Officer, and Trustee

John J. Brennan[1]
Born 1954	Principal Occupation(s) During the Past Five Years: Chairman of the Board, Chief Executive
Trustee since May 1987;	Officer, and Director/Trustee of The Vanguard Group, Inc., and of each of the investment
Chairman of the Board and	companies served by The Vanguard Group.
Chief Executive Officer
147 Vanguard Funds Overseen

Independent Trustees

Charles D. Ellis
Born 1937	Principal Occupation(s) During the Past Five Years: Applecore Partners (pro bono ventures
Trustee since January 2001	in education); Senior Advisor to Greenwich Associates (international business strategy
147 Vanguard Funds Overseen	consulting); Successor Trustee of Yale University; Overseer of the Stern School of Business
at New York University; Trustee of the Whitehead Institute for Biomedical Research.

Rajiv L. Gupta
Born 1945	Principal Occupation(s) During the Past Five Years: Chairman and Chief Executive Officer
Trustee since December 2001[2]	of Rohm and Haas Co. (chemicals); Board Member of the American Chemistry Council;
147 Vanguard Funds Overseen	Director of Tyco International, Ltd. (diversified manufacturing and services) since 2005;
Trustee of Drexel University and of the Chemical Heritage Foundation.

Amy Gutmann
Born 1949	Principal Occupation(s) During the Past Five Years: President of the University of
Trustee since June 2006	Pennsylvania since 2004; Professor in the School of Arts and Sciences, Annenberg School
147 Vanguard Funds Overseen	for Communication, and Graduate School of Education of the University of Pennsylvania
since 2004; Provost (2001–2004) and Laurance S. Rockefeller Professor of Politics and the
University Center for Human Values (1990–2004), Princeton University; Director of Carnegie
Corporation of New York since 2005 and of Schuylkill River Development Corporation and
Greater Philadelphia Chamber of Commerce since 2004.

JoAnn Heffernan Heisen
Born 1950	Principal Occupation(s) During the Past Five Years: Corporate Vice President and Chief
Trustee since July 1998	Global Diversity Officer since 2006, Vice President and Chief Information Officer
147 Vanguard Funds Overseen	(1997–2005), and Member of the Executive Committee of Johnson & Johnson
(pharmaceuticals/consumer products); Director of the University Medical Center at Princeton and Women’s Research and Education Institute.

André F. Perold
Born 1952	Principal Occupation(s) During the Past Five Years: George Gund Professor of Finance
Trustee since December 2004	and Banking, Harvard Business School; Senior Associate Dean, Director of Faculty
147 Vanguard Funds Overseen	Recruiting, and Chair of Finance Faculty, Harvard Business School; Director and Chairman
of UNX, Inc. (equities trading firm) since 2003; Chair of the Investment Committee of
HighVista Strategies LLC (private investment firm) since 2005; Director of registered investment companies advised by Merrill Lynch Investment Managers and affiliates
(1985–2004), Genbel Securities Limited (South African financial services firm)
(1999–2003), Gensec Bank (1999–2003), Sanlam, Ltd. (South African insurance company) (2001–2003), and Stockback, Inc. (credit card firm) (2000–2002).

Alfred M. Rankin, Jr.
Born 1941	Principal Occupation(s) During the Past Five Years: Chairman, President, Chief Executive
Trustee since January 1993	Officer, and Director of NACCO Industries, Inc. (forklift trucks/housewares/lignite); Director
147 Vanguard Funds Overseen	of Goodrich Corporation (industrial products/aircraft systems and services).

J. Lawrence Wilson
Born 1936	Principal Occupation(s) During the Past Five Years: Retired Chairman and Chief Executive
Trustee since April 1985	Officer of Rohm and Haas Co. (chemicals); Director of Cummins Inc. (diesel engines) and
147 Vanguard Funds Overseen	AmerisourceBergen Corp. (pharmaceutical distribution); Trustee of Vanderbilt University and of Culver Educational Foundation.

Executive Officers[1]

Heidi Stam
Born 1956	Principal Occupation(s) During the Past Five Years: Managing Director of The Vanguard
Secretary since July 2005	Group, Inc., since 2006; General Counsel of The Vanguard Group since 2005; Secretary of
147 Vanguard Funds Overseen	The Vanguard Group, and of each of the investment companies served by The Vanguard
Group, since 2005; Principal of The Vanguard Group (1997–2006).

Thomas J. Higgins
Born 1957	Principal Occupation(s) During the Past Five Years: Principal of The Vanguard Group, Inc.;
Treasurer since July 1998	Treasurer of each of the investment companies served by The Vanguard Group.
147 Vanguard Funds Overseen

Vanguard Senior Management Team

R. Gregory Barton	Kathleen C. Gubanich	Michael S. Miller
Mortimer J. Buckley	Paul A. Heller	Ralph K. Packard
James H. Gately	F. William McNabb, III	George U. Sauter

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

1  Officers of the funds are “interested persons” as defined in the Investment Company Act of 1940.

2  December 2002 for Vanguard Equity Income Fund, Vanguard Growth Equity Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

More information about the trustees is in the Statement of Additional Information, available from The Vanguard Group.

P.O. Box 2600

Valley Forge, PA 19482-2600

Connect with Vanguard® > www.vanguard.com

Fund Information > 800-662-7447	Vanguard, Admiral, Connect with Vanguard, Wellesley, and
the ship logo are trademarks of The Vanguard Group, Inc.
Direct Investor Account Services > 800-662-2739
All other marks are the exclusive property of their
Institutional Investor Services > 800-523-1036	respective owners.

Text Telephone for the
Hearing-Impaired > 800-952-3335	All comparative mutual fund data are from Lipper Inc.
or Morningstar, Inc., unless otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting our website, www.vanguard.com,
This material may be used in conjunction	and searching for “proxy voting guidelines,” or by calling
with the offering of shares of any Vanguard	Vanguard at 800-662-2739. They are also available from
fund only if preceded or accompanied by	the SEC’s website, www.sec.gov. In addition, you may
the fund’s current prospectus.	obtain a free report on how your fund voted the proxies for
securities it owned during the 12 months ended June 30.
To get the report, visit either www.vanguard.com
or www.sec.gov.

You can review and copy information about your fund
at the SEC’s Public Reference Room in Washington, D.C.
To find out more about this public service, call the SEC
at 202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via e-mail addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-0102.

© 2007 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q272 052007

Item 2: Not Applicable

Item 3: Not Applicable

Item 4: Not Applicable

Item 5: Not applicable.

Item 6: Not applicable.

Item 7: Not applicable.

Item 8: Not applicable.

Item 9: Not applicable.

Item 10: Not applicable.

Item 11: Controls and Procedures

        (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

        (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant‘s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Exhibits.

        Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) JOHN J. BRENNAN* CHIEF EXECUTIVE OFFICER

Date:	May 16, 2007

VANGUARD WELLESLEY INCOME FUND
BY:	(signature)
(HEIDI STAM) THOMAS J. HIGGINS* TREASURER

Date:	May 16, 2007

*By Power of Attorney. See File Number 002-65955-99, filed on July 27, 2006. Incorporated by Reference.